UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2024 (February 8, 2024)

Integrated Rail and Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share	IRRX	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Material Modification to Rights of Security Holders.

On February 8, 2024, Integrated Rail and Resources Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Promissory Note”) to Trident Point 2, LLC, a Delaware limited liability company (the “Lender”), pursuant to which the Company is entitled to borrow up to an aggregate principal amount of $750,000 from the Lender in order to fund costs reasonably related to an initial business combination for the Company, including without limitation both the daily operations of the Corporation prior to an initial business combination and potential monthly extensions to the time period for the Corporation to enter into and complete an initial business combination. No interest shall accrue on the unpaid principal balance of the Promissory Note. All unpaid principal under the Promissory Note will be due and payable in full on the earlier of (i) November 15, 2024 or (ii) the date on which the Company consummates an initial business combination.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 to the extent required herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required. As approved by its stockholders at the Special Meeting in Lieu of an Annual Meeting of Stockholders of the Company held on February 12, 2024 at 10:00 a.m. Eastern Time (the “Special Meeting”), the Company filed a Third Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on February 12, 2024 following stockholder approval of a proposal (the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from February 15, 2024 to March 15, 2024, by depositing (or causing to be deposited) into the trust account (the “Trust Account”) $50,000 for such one-month extension on or prior to February 15, 2024, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to eight (8) times by an additional one (1) month each time after March 15, 2024 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by DHIP Natural Resources Investments, LLC, a Delaware limited liability company, upon five days’ advance notice prior to the applicable deadline date, until November 15, 2024, or a total of up to nine (9) months after February 15, 2024 (such date as extended, the “Deadline Date”), by depositing (or causing to be deposited) into the Trust Account $50,000 for each additional one-month extension on or prior to each applicable Deadline Date, unless the closing of a business combination shall have occurred prior thereto. The Third Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 12, 2024, the Company held the Special Meeting. On January 31, 2024, the record date for the Special Meeting, there were 12,239,246 shares of Class A common stock and Class B common stock of the Company (collectively, the “common stock”) entitled to be voted at the Special Meeting. At the Special Meeting, 9,014,542 shares of common stock of the Company or 73.65% of the shares entitled to vote at the Special Meeting were represented in person or by proxy. Stockholders voted on the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

The results of voting on the above agenda items voted on at the Special Meeting were as follows:

1. Extension Amendment Proposal

Stockholders approved the Extension Amendment Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,627,624	386,918	0	0

2. Director Proposal

The stockholders re-elected one director, Brian Feldott, to the Board, with such director to serve as a director of Class II until the third annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified. The voting results were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian Feldott	8,871,871	142,666	5	0

3. Auditor Proposal

The stockholders ratified the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,014,489	51	2	0

4. Adjournment Proposal

In connection with the Special Meeting, the Company solicited proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there were not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”). The Adjournment Proposal was not necessary because there were sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Director Proposal and the Auditor Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,627,621	386,918	3	0

Item 8.01.	Other Events.

In connection with the vote on the Extension Amendment Proposal at the Special Meeting, stockholders holding a total of 4,573,860 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $50,302,928 (approximately $11.00 per share) will be removed from the Company’s Trust Account to pay such holders. Following redemptions, the Company will have 7,665,386 shares outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

3.1	Third Amendment to the Amended and Restated Certificate of Incorporation

10.1	Promissory Note, dated as of February 8, 2024.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Rail and Resources Acquisition Corp.

Date: February 14, 2024	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer